Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 14: Commitments and Contingencies

CNH and its subsidiaries are party to various legal proceedings in the ordinary course of business, including product liability, product warranty, environmental, asbestos, dealer disputes, disputes with suppliers and service providers, workers compensation, patent infringement, and customer and employment matters. Although the ultimate outcome of legal matters pending against CNH and its subsidiaries cannot be predicted, the Company believes the reasonable possible range of losses for these unresolved legal actions in addition to the amounts accrued would not have a material effect on its financial statements.

Environmental

Pursuant to the U.S. Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), which imposes strict and, under certain circumstances, joint and several liability for remediation and liability for natural resource damages, and other federal and state laws that impose similar liabilities, CNH has received inquiries for information or notices of its potential liability regarding 53 non-owned sites at which regulated materials allegedly generated by us were released or disposed (“Waste Sites”). Of the Waste Sites, 18 are on the National Priority List (“NPL”) promulgated pursuant to CERCLA. For 48 of the Waste Sites, the monetary amount or extent of the Company’s liability has either been resolved; it has not been named as a potentially responsible party (“PRP”); or its liability is likely de minimis.

In September, 2004, the United States Environmental Protection Agency ( EPA”) proposed listing the Parkview Well Site in Grand Island, Nebraska on the NPL. Within its proposal the EPA discussed two alleged alternatives, one of which identified historical on-site activities that occurred during prior ownership at CNH America’s Grand Island manufacturing plant property as a possible contributing source of area groundwater contamination. CNH America filed comments on the proposed listing which reflected its opinion that the data does not support the EPA’s reliance on the Grand Island facility as a potential basis for listing. In April, 2006, the EPA finalized the listing. After subsequent remedial investigations were completed by the EPA and the Company in 2006, the EPA advised that it will proceed with a remediation funded by the Federal Superfund without further participation by CNH. The U.S. EPA continues to search for PRPs other than CNH. In December, 2004, a toxic tort suit was filed by area residents against CNH, certain of its subsidiaries including CNH America, and prior owners of the property. While the outcome of this proceeding is uncertain, CNH believes that it has strong legal and factual defenses, and will vigorously defend this lawsuit.

Because estimates of remediation costs are subject to revision as more information becomes available about the extent and cost of remediation and because settlement agreements can be reopened under certain circumstances, the Company’s potential liability for remediation costs associated with the 53 Waste Sites could change. Moreover, because liability under CERCLA and similar laws can be joint and several, CNH could be required to pay amounts in excess of its pro rata share of remediation costs. However, when appropriate, the financial strength of other PRPs has been considered in the determination of the Company’s potential liability. CNH believes that the costs associated with the Waste Sites will not have a material effect on the Company’s business, financial position or results of operations.

The Company is conducting environmental investigatory or remedial activities at certain properties that are currently or were formerly owned and/or operated or which are being decommissioned. The Company believes that the outcome of these activities will not have a material adverse effect on its business, financial position or results of operations.

The actual costs for environmental matters could differ materially from those costs currently anticipated due to the nature of historical handling and disposal of hazardous substances typical of manufacturing and related operations, the discovery of currently unknown conditions, and as a result of more aggressive enforcement by regulatory authorities and changes in existing laws and regulations. As in the past, CNH plans to continue funding its costs of environmental compliance from operating cash flows.

Based upon information currently available, the Company estimates potential environmental liabilities including remediation, decommissioning, restoration, monitoring, and other closure costs associated with current or formerly owned or operated facilities, the Waste Sites, and other claims to be in the range of $28 million to $80 million. Investigation, analysis and remediation of environmental sites is a time consuming activity. The Company expects such costs to be incurred and claims to be resolved over an extended period of time which could exceed 30 years for some sites. As of December 31, 2012 and 2011, environmental reserves of approximately $45 million and $46 million, respectively, were established to address these specific estimated potential liabilities. Such reserves are undiscounted and do not include anticipated recoveries, if any, from insurance companies.

Product Liability

Product liability claims against CNH arise from time to time in the ordinary course of business. There is an inherent uncertainty as to the eventual resolution of unsettled claims. However, in the opinion of management, any losses with respect to these existing claims will not have a material adverse effect on CNH’s financial position or its results of operations. Product liability expense is recorded in the consolidated statements of operations in the line “Other, net.”

Other Litigation

Cheron: In connection with a logistics Services Agreement among CNH Global N.V., PGN Logistics Ltd. (“PGN”) and certain affiliated companies, PGN entered into a subcontract with Transport Cheron N.V. (“Cheron”). The subcontract was signed by Cheron and by PGN purportedly “in the name and on behalf of” CNH Global N.V. (“CNH Global”). CNH Global contends that it is not a party to the subcontract and that PGN was not authorized to sign the subcontract on its behalf. In early 2005 and as a result of the termination of the Services Agreement Cheron filed suit in the District Court in Haarlem, the Netherlands against both PGN and CNH Global for breach of the subcontract and for preliminary relief. In March 2005 the district court issued an order requiring CNH Global to pay €1.5 million ($2.4 million) to Cheron as a preliminary payment of lost profit damages. CNH Global appealed this decision to the Court of Appeals in Amsterdam, and, on November 24, 2005, the Court of Appeals rendered its decision in effect holding that liability had not been demonstrated with a degree of certainty sufficient to warrant a preliminary award of damages. At that point, the matter returned to the district court for a determination of liability.

On September 24, 2008, the district court issued its interim award with respect to liability. The district court held that CNH Global is liable under the subcontract for damages that Cheron suffered as a result of the alleged breach of the subcontract. Cheron and CNH reached a settlement of this matter on December 20, 2012. Cheron waived and released all claims against CNH in consideration for a settlement payment, which was made on January 11, 2013.

Ligon: On February 5, 2009, a lawsuit was filed by Ligon Capital LLC and HTI LLC (a former CNH supplier) against CNH America LLC. Plaintiffs allege fraudulent suppression and breach of contract resulting from termination of HTI as a CNH supplier in June 2008. Ligon and HTI claim that CNH defrauded them by failing to disclose plans to source from other suppliers and induced Ligon to purchase and process unique components to fulfill CNH’s forecasted hydraulic cylinder orders. The case was tried in Birmingham, AL in December 2011. At trial, plaintiffs sought $9.5 million in compensatory damages consisting of unpurchased inventory, capital improvements, expedited freight charges and overtime allegedly incurred to meet CNH’s forecasted orders, and lost profits. Plaintiffs also sought punitive damages of $25 million. CNH argued at trial that, in the absence of an express contract, it had no duty to disclose its plans to source from other suppliers and any reliance upon forecasted orders (as opposed to firm orders) was unreasonable, because forecasted orders were subject to modification and cancellation. CNH also disputed the amount of alleged damages as being overstated and vigorously defended the case before and during trial. On December 16, 2011, the jury returned its verdict, finding for CNH on the breach of contract claim and for plaintiffs on the fraudulent suppression claim. The jury awarded plaintiffs $3.8 million in compensatory damages and $7.6 million in punitive damages. In May 2012, the trial court denied CNH’s motion for post-trial relief. CNH has filed an appeal with the Alabama Supreme Court and submitted its brief in November 2012. Management has considered relevant facts in connection with this matter and has established what it believes to be a reasonable accrual.

Kobelco Constuction Machinery Co., Ltd.: Effective as of December 31, 2012, the initial phase of the global construction equipment alliance between CNH, on the one hand, and KCM and KSL, on the other hand, terminated. In connection with the termination of the initial phase of the global alliance, CNH is required to sell to KSL and KSL is required to repurchase from CNH its 20% ownership interest in KCM (the “KCM Interest”). In connection with the required repurchase, a dispute has arisen with respect to the price to be paid by KSL to CNH in consideration for the KCM Interest under the Shareholders’ Agreement, dated December 9, 2001 (the “KCM Shareholders Agreement”), by and between CNH, KSL, and New Holland Italia S.p.A. Despite the dispute regarding the amount to be paid by KSL to CNH in consideration for the 20% interest in KCM, KSL and CNH agreed to enter into an escrow agreement (the “Escrow Agreement”), with Citibank N.A., as escrow agent, to facilitate a sale of the 20% ownership interest by December 31, 2012. Pursuant to the Escrow Agreement CNH delivered to Citibank, as escrow agent, the share certificates representing CNH’s 20% ownership interest in KCM as well as resignation letters signed by CNH’s representatives to the KCM Board (the “CNH Documents”). KSL transferred to Citibank, as escrow agent, approximately $83 million (the “CNH Price”); such amount being the amount calculated by CNH as the consideration to be paid by KSL for the 20% interest in KCM. On December 31, 2012 Citibank delivered to KSL the CNH Documents. At the same time, Citibank transferred to CNH approximately $57 million (the “KSL Price”); such amount being the amount calculated by KSL as the consideration to be paid by KSL for the 20% interest in KCM. Pursuant to the Escrow Agreement Citibank is to hold in escrow the difference between the CNH Price and the KSL Price and to distribute such funds pursuant to the terms of the arbitration award (or as jointly directed by CNH and KSL). While the arbitration is in its early stages, Management has considered the relevant facts in connection with this matter and believes that it is probable that CNH will ultimately prevail and obtain the remaining escrow funds. Therefore, the Company has recognized a $26 million receivable which is included in “Prepayments and Other” on the consolidated balance sheet as of December 31, 2012.

CNH records litigation expense in the consolidated statements of operations in the line “Other, net.”

Commitments

Minimum rental commitments at December 31, 2012, under non-cancelable operating leases with lease terms in excess of one year are as follows:

Amount
(in millions)
2013	$45
2014	31
2015	34
2016	24
2017	22
2018 and beyond	52

Total minimum rental commitments	$208

Total rental expense for all operating leases was $36 million, $33 million, and $35 million for the years ended December 31, 2012, 2011, and 2010, respectively.

At December 31, 2012, Financial Services has various agreements to extend credit for the following financing arrangements:

Facility	Total Credit Limit	Utilized	Not Utilized
	(in millions)
Private label commercial revolving accounts	$3,946	$221	$3,725
Wholesale and dealer financing	$6,240	$3,406	$2,834

Guarantees

In the normal course of business, CNH and its subsidiaries provide indemnification for guarantees it arranges in the form of bonds guaranteeing the payment of taxes, performance bonds, custom bonds, bid bonds and bonds related to litigation. As of December 31, 2012, total commitments of this type were approximately $183 million.

In addition, CNH provides payment guarantees on financial debts of customers for approximately $331 million, of which the main guarantee relates to credit lines with BNDES, a development agency of the government of Brazil. BNDES has provided limited credit lines to qualified financial institutions at subsidized interest rates to enable subsidized retail financing to customers for purchases of agricultural or construction equipment. In addition to participating directly in the program, Financial Services originated, and continues to service, secured retail loans on behalf of some other financial institutions participating in the BNDES program. CNH, through Financial Services, has guaranteed the portfolio against all credit losses. At December 31, 2012, the guaranteed portfolio balance is $195 million.

Fiat Industrial issued to BNDES a guarantee in the maximum amount of $830 million in connection with BNDES making available to Banco CNH the current credit line. CNH has issued to Fiat Industrial a guarantee in the maximum amount of $830 million, which covers the amounts Fiat Industrial may be required to pay under its guarantee in favor of BNDES.

Warranty and Campaign Reserve

As described in “Note 2: Summary of Significant Accounting Policies,” CNH pays for basic warranty costs and other service action costs. A summary of recorded activity for the years ended December 31, 2012 and 2011 for the basic warranty and accruals for modification programs are as follows:

	2012	2011
	(in millions)
Balance, beginning of year	$404	$350
Current year additions	498	448
Claims paid	(427)	(380)
Currency translation adjustment	(1)	(14)

Balance, end of year	$474	$404